UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8 K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)   August 1, 2007
DYNAMICS RESEARCH CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Massachusetts
(State or Other Jurisdiction of Incorporation)

000-02479	04-2211809

(Commission File Number)	(IRS Employer Identification No.)

60 Frontage Road Andover, Massachusetts	01810

(Address of Principal Executive Offices)	(Zip Code)
(978) 475-9090
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
                ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
                ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
                ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
                ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02.   Results of Operations and Financial Condition
The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On August 1, 2007, Dynamics Research Corporation issued a press release announcing financial results as of and for the three and six months ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

Number

	99.1	Press release dated August 1, 2007.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)

By:	/s/ David Keleher

David Keleher Senior Vice President and Chief Financial Officer
August 1, 2007

Exhibit Index

Exhibit Number	Exhibit Name	Location

99.1	Press release dated August 1, 2007.	Furnished herewith*

*	Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.